Exhibit 5(a)

Variable Annuity Application
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GE Life & Annuity
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Plan Information
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Annuity Name:  [Flexible Premium Variable Deferred Annuity]
             -------------------------------------------------

Premium Payment:  Minimum Payment:                                                  For 1035 Exchange(s) or Transfer(s)
                  $                           and/or estimated premium              $
                   ----------------------                                            ----------------------------------

Complete Section A or B.

Section A: Non-Qualified (Check all that apply)                        Section B: Qualified (Check all that apply)
-----------------------------------------------                        -------------------------------------------
     [ ] New purchase                                                    [ ] Traditional IRA   [ ] Custodial IRA  [ ] ROTH IRA
     [ ] 1035 Exchange(s)                                                [ ] TSA 403(b)        [ ] SEP    [ ] Other
                                                                                                                    ----------------
                                                                         [ ] Transfer          [ ] Rollover      [ ] Direct Rollover
                                                                         [ ] New contribution for tax year
                                                                                                           ------------

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Riders
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
See prospectus for age availability. (May not be available with all annuities or in all states or markets.)
     [ ]  EstateProtector (annual percent step up)                   [ ] Other
                                                                               ---------------------------------------
     [ ]  Annual EstateProtector (annual account value step up)      [ ] Other
                                                                               ---------------------------------------

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Owner (Name or name of trust and trustee)
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
(Last, First, M.)                                                               Gender
                                                                             [ ] M    [ ] F
----------------------------------------

Date of birth or trust date (mm-dd-yyyy)       Social Security no. or Tax ID     Telephone no.

----------------------------------------       -----------------------------     ------------

Address

--------------------------------------------------------

City                                         State             Zip code

------------------------------------         -----             --------

Joint Owner (Optional): Name (Last, First, M.)                                  Gender

----------------------------------------------------------                [ ] M   [ ] F

Date of birth (mm-dd-yyyy)               Social Security no. or Tax ID           Telephone no.
      -       -                                                                     -   -
-----   -----   -----                    -----------------------------           --- --- ----

Address

-------------------------------------------------------------------------------------------

City                                         State             Zip code

--------------------------------------       -----             --------

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Annuitant (if other than Owner)
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
(Last, First, M.)                                                               Gender
                                                                         [ ] M     [ ] F
------------------------------------------------------------

Date of birth (mm-dd-yyyy)                  Social Security no. or Tax ID        Telephone no.
     -     -                                                                        -   -
----- ----- -----                           -----------------------------        --- --- ----

Address

----------------------------------------------------------------------------------------------

City                                         State             Zip code

--------------------------------------       -----             --------

Joint Annuitant: Name (Last, First, M.): Only use for 1035 Exchanges             Gender
                                                                           [ ] M     [ ] F
--------------------------------------------------------------------

Date of birth (mm-dd-yyyy)               Social Security no. or Tax ID           Telephone no.
    -    -                                                                          -   -
---- ---- --------                       -----------------------------           --- --- ----

Address

--------------------------------------------------------------------------------------------

City                                         State             Zip code

--------------------------------------       -----             --------

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
Regular Mail                                 For Inquiries and/or Questions               Overnight Delivery
------------                                 ------------------------------               ------------------
GE Life and Annuity Assurance Company        Internet: www.gefinancialassurance.com       GE Life and Annuity Assurance Company
Attn: Annuity New Business                   Toll free: (800) 352-9910                    Attn: Annuity New Business
P.O. Box 85093                                                                            6610 W. Broad Street
Richmond, VA 23285-5093                                                                   Richmond, VA 23230

15351    9/1999    GE Life and Annuity Assurance Company

Variable Annuity Application
-----------------------------
GE Life & Annuity

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Beneficiary (Name or name of trust and trustee)
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(Last, First, M.)                           Allocated      [ ] Primary
                                                           [ ] Contingent
---------------                             ---------

Date of birth or trust date (mm-dd-yyyy)       Relationship to the Owner        Gender
                                                                             [ ] M    [ ] F
---------------------------------------        -------------------------

Address                                        Telephone no.
           .
---------------------------------------        -------------------------

City                                           State                        Zip code

---------------------------------------        -------------------------    --------

Beneficiary: Name (Last, First, M.)                 Allocated           [ ] Primary
                                                           %            [ ] Contingent
---------------------------------------             ---------

Date of birth or trust date (mm-dd-yyyy)       Relationship to the Owner        Gender
    -    -                                                                     [ ] M    [ ] F
---- ---- -------                              -------------------------

Address                                        Telephone no.
                                                  -   -
----------------------------------------       --- --- ----

City                                           State                        Zip code

----------------------------------------       -------------------------    --------

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]

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Owner Signature(s) PLEASE READ CAREFULLY
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
Will the proposed annuity replace any existing annuity or insurance contract?   [ ] Yes     [X] No

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the policy. I/we agree to all terms and conditions as shown. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF
THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.
THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES FOR THE SEPARATE ACCOUNT AND
ALL PORTFOLIOS APPLICABLE TO THE POLICY AND APPLICABLE SUPPLEMENTS DATED
WITHIN 13 MONTHS OF THIS APPLICATION. I/we agree that no one, except the President, or a Vice President of the Company can make or change any annuity. Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. Under penalties of perjury, I certify that: 1: The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2: I am not subject to backup withholding because:
(a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

1. Have you received prospectuses dated within 13 months of this application for the Separate Account and all mutual funds applicable to the applied
   for policy?                                              [X] Yes     [ ] No

2. Do you understand that the account value may increase or decrease depending
   on the investment return of the Investment Subdivisions? [X] Yes     [ ] No

3. Do you believe this policy will meet your insurance needs and financial
   objectives?                                              [X] Yes     [ ] No
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
Owner (sign as Trustee if Owner is a Trust)          Joint Owner            Date of signature (mm-dd-yyyy)

-------------------------------------------          -----------            ------------------------------

Annuitant (required if other than Owner)             City                                   State
                                                     Anytown                                US
-------------------------------------------          -----------                            -----

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Representative(s) Information and Signature(s)
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Do you have reason to believe that the proposed annuity will replace any
existing annuity or insurance contract?   [ ] Yes    [X] No    If yes, submit
completed replacement form, where required. By signing, you certify that you have witnessed the above signature(s) and that all information contained in this application is true to the best of your knowledge and belief.
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Registered Representative Signature               Print name (Last, First, M.)
Bill Smith                                        Smith, Bill
-----------------------------------               ------------------------------

Representative S.S. no. (FL-license ID no.)        Broker/Dealer name/branch #         Client account no.

------------------------------------------         ---------------------------         ------------------

Address                                             Telephone no.

------------------------------------------          --------------------------

City                                                State                       Zip code

------------------------------------------          --------------------------  --------

Registered Representative Signature                 Print name (Last, First, M.)

------------------------------------------          ---------------------------------------

Representative S.S. no. (FL-license ID no.)         Telephone no.
                                                       -   -                [ ] NT   [ ] T    [ ] L
-------------------------------------------         --- --- ----

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

Fraud & Disclosure Statements
-----------------------------

GE Life & Annuity Assurance Company
6610 W. Broad Street
P.O. Box 85093
Richmond, VA 23285-5093

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ARIZONA

On written request, an insurer is required to provide within a reasonable time reasonable factual information regarding the benefits and provisions of the annuity contract to the contract holder and that if for any reason the contract holder is not satisfied with the annuity contract the contract holder may return the annuity contract within ten days after the contract is delivered and receive a refund of all monies paid.

ARKANSAS

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO

It is unlawful to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or insurance agent who knowingly provides false, incomplete, or misleading information for the purpose of defrauding or attempting to defraud a policyholder or claimant with regard to an insurance settlement or award shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA

WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

NEW JERSEY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information on an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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